Exhibit 10.1

FORM OF INVESTMENT MANAGEMENT TRUST AGREEMENT

This Investment Management Trust Agreement (this “Agreement”) is made effective as of [●], 2025, by and among Rice Acquisition Corporation 3 (the “Company”), Rice Acquisition Holdings 3 LLC (“Opco” and, together with the Company, the “SPAC Parties”) and Odyssey Transfer and Trust Company, a Minnesota corporation (the “Trustee”).

WHEREAS, the Company’s registration statement on Form S-1 (File No. 333-289938) (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (each, an “Ordinary Share”), and one-sixth of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share (such initial public offering hereinafter referred to as the “Offering”), has been declared effective as of the date hereof by the U.S. Securities and Exchange Commission;

WHEREAS, the SPAC Parties have entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Jefferies LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”);

WHEREAS, as described in the Prospectus, $300.0 million of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) (or $345.0 million if the Underwriters’ over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the SPAC Parties and the holders of Ordinary Shares included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) is referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders, the Company and Opco will be referred to together as the “Beneficiaries”);

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to a maximum of $11,625,000, or a maximum of $13,368,750 if the Underwriters’ over-allotment option is exercised in full, is attributable to deferred underwriting discounts and commissions that may be payable by the SPAC Parties to the Underwriters upon the consummation of the Business Combination (as defined below) in accordance with the terms of the Underwriting Agreement (such discounts and commissions, the “Deferred Discount”); and

WHEREAS, the SPAC Parties and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

NOW THEREFORE, IT IS AGREED:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee located in the United States at Citibank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more) and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the SPAC Parties;

(b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c) Promptly upon receipt of written instruction of the SPAC Parties, (i) invest and reinvest the Property, initially solely in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, (ii) hold the Property as uninvested cash or (iii) hold the Property in an interest or non-interest bearing bank demand deposit account or other accounts at a bank, in each case as determined by the SPAC Parties; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the SPAC Parties’ instructions hereunder and while invested or uninvested, the Trustee may earn bank credits or other consideration;

(d) Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e) Promptly notify the SPAC Parties and the Representatives of all communications received by the Trustee with respect to any Property requiring action by the SPAC Parties;

(f) Supply any necessary information or documents as may be requested by the SPAC Parties (or their authorized agents) in connection with the SPAC Parties’ preparation of tax returns relating to assets held in the Trust Account or in connection with the preparation or completion of the audit of the Company’s financial statements by the Company’s auditors;

(g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the SPAC Parties to do so;

(h) Render to the SPAC Parties monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the SPAC Parties (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, jointly signed on behalf of each of the SPAC Parties by its Chief Executive Officer or Chief Financial Officer or other authorized officer of the SPAC Parties and, in the case of Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on funds held in the Trust Account (net of amounts withdrawn in accordance with this Agreement and net of taxes payable, and less up to $100,000 of interest that may be released to Opco to pay dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the SPAC Parties’ position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided, that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon the date which is the later of (A) 24 months (or 27 months if Rice Acquisition Sponsor 3 LLC (the “Sponsor”) exercises its three-month extension option) after the closing of the Offering or such earlier liquidation date as the Company’s board of directors may approve, and (B) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as it may be amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on funds held in the Trust Account (net of amounts withdrawn in accordance with this Agreement and net of taxes payable, and less up to $100,000 of interest that may be released to Opco to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;

(j) Upon written request from the SPAC Parties, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to Opco the amount of interest earned on the Property requested by the SPAC Parties to cover any franchise or income tax obligation owed by the SPAC Parties as a result of assets of the SPAC Parties or interest or other income earned on the Property, which amount shall be delivered directly to Opco by electronic funds transfer or other method of prompt payment, and Opco shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the SPAC Parties in writing to make such distribution so long as there is no reduction in the principal amount per share initially deposited in the Trust Account; provided, further, however, that if the tax to be paid is a franchise tax, the written request by the SPAC Parties to make such distribution shall be accompanied by a copy of the franchise tax bill for the Company or Opco and a written statement from the principal financial officer of each of the SPAC Parties setting forth the actual amount payable (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the SPAC Parties referenced above shall constitute presumptive evidence that Opco is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

(k) Upon written request from the SPAC Parties, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the SPAC Parties the amount requested by the SPAC Parties to be used to redeem Ordinary Shares from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”) or to redeem 100% of the Ordinary Shares if it does not complete its initial Business Combination within 24 months (or 27 months if the Sponsor exercises its extension option) from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity. The written request of the SPAC Parties referenced above shall constitute presumptive evidence that the SPAC Parties are entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request; and

(l) Upon written request from the SPAC Parties, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit E (a “Working Capital Withdrawal Instruction”), withdraw from the Trust Account and distribute to Opco the amount of interest earned on the Property requested by the SPAC Parties to fund working capital requirements (a “Working Capital Withdrawal”), which amount shall be delivered directly to Opco; provided, however, that to the extent there is not sufficient cash in the Trust Account to fund such Working Capital Withdrawal, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the SPAC Parties in writing to make such distribution, so long as there is no reduction in the principal amount initially deposited in the Trust account. The written request of the SPAC Parties referenced above shall constitute presumptive evidence that the SPAC Parties are entitled to said funds, and the Trustee shall have no responsibility to look beyond said request; provided, further, that Working Capital Withdrawal shall not exceed five percent (5%) of the interest earned on the funds held in the Trust Account per annum;

(m) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j), (k) or (l) above.

2. Agreements and Covenants of the Company and Opco. Each of the Company and Opco, jointly and severally, hereby agrees and covenants to:

(a) Give all instructions to the Trustee hereunder in writing, signed by a Chief Executive Officer or Chief Financial Officer. In addition, except with respect to its duties under Section 1(i), 1(j), 1(k) and 1(l) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the SPAC Parties shall promptly confirm such instructions in writing;

(b) Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all reasonable and documented expenses, including reasonable outside counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s or its representatives’ willful misconduct, gross negligence or actual fraud. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the SPAC Parties in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the SPAC Parties with respect to the selection of counsel, which consent shall not be unreasonably withheld; provided, further that the SPAC Parties may conduct and manage the defense against any Indemnified Claim if the Trustee does not promptly take reasonable steps to mount such a defense. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the SPAC Parties, which such consent shall not be unreasonably withheld. The SPAC Parties may participate in such action with its own counsel;

(c) Pay the Trustee the fees set forth on Schedule A hereto, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to Opco pursuant to Section 1(i) hereof. Opco shall pay the Trustee upon receipt of an invoice from the Trustee. Neither SPAC Party shall be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c) and as may be provided in Section 2(b) hereof;

(d) In connection with any vote of the Company’s shareholders regarding a Business Combination, provide to the Trustee an affidavit or certificate of the inspector of elections for the shareholder meeting verifying the vote of such shareholders regarding such Business Combination;

(e) Provide the Representatives with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;

(f) Unless otherwise agreed between the SPAC Parties and the Representatives, expressly provide in any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the Form of Exhibit A that the Deferred Discount (as provided in the Underwriting Agreement) be paid directly to the account or accounts directed by the Representatives;

(g) Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement; and

(h) Within four business days after the Underwriters exercise the over-allotment option (or any unexercised portion thereof) or such over-allotment option expires, provide the Trustee with a notice in writing setting forth the total amount of the Deferred Discount (as provided in the Underwriting Agreement).

3. Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a) Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(b) Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s or its representatives’ willful misconduct, gross negligence or actual fraud;

(c) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the SPAC Parties given as provided herein to do so and Opco shall have advanced or guaranteed to it funds sufficient to pay any reasonably incurred expenses incident thereto;

(d) Refund any depreciation in principal of any Property;

(e) Assume that the authority of any person designated by the Company or Opco to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company or Opco shall have delivered a written revocation of such authority to the Trustee;

(f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s, or its representatives’, willful misconduct, gross negligence or actual fraud. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee with written notification to the Company, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g) Verify the accuracy of the information contained in the Registration Statement;

(h) Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(i) File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the SPAC Parties documenting the taxes payable by the SPAC Parties, if any, relating to any interest income earned on the Property;

(j) Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the SPAC Parties, including, but not limited to, franchise and income tax obligations, except pursuant to Section 1(j) hereof; or

(k) Verify calculations, qualify or otherwise approve the SPAC Parties’ written requests for distributions pursuant to Sections 1(i), 1(j), 1(k) and 1(l) hereof.

4. Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the SPAC Parties under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the SPAC Parties and their assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5. Termination. This Agreement shall terminate as follows:

(a) If the Trustee gives written notice to the SPAC Parties that it desires to resign under this Agreement, the SPAC Parties shall use their reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the SPAC Parties notify the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement (whether following the Trustee giving notice that it desires to resign under this Agreement or the SPAC Parties otherwise electing to replace the Trustee under this Agreement), the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the SPAC Parties do not locate a successor trustee within 90 days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever;

(b) At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b); or

(c) If the Offering is not consummated within ten business days of the date of this Agreement, or such later date agreed by the SPAC Parties and the Trustee, in which case any funds received by the Trustee from the SPAC Parties, the Sponsor, or the Underwriters, for purposes of funding the Trust Account shall be promptly returned to the SPAC Parties or Sponsor, as applicable.

6. Miscellaneous.

(a) The Company, Opco and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company, Opco and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the SPAC Parties, including, account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s or its representatives’ gross negligence, willful misconduct or fraud, the Trustee shall not be liable for any loss, liability or out-of-pocket expense resulting from any error in the information or transmission of the funds.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed and delivered (including executed manually or electronically via DocuSign or other similar services and delivered by portable document format (pdf) transmission) in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need to be produced.

(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(j), 1(k), 1(l) and 1(m) hereof (which sections may not be modified, amended or deleted without the affirmative vote of two-thirds of the then outstanding Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company voting together as a single class; provided that no such amendment will affect any Public Shareholder who has otherwise indicated his, her or its election to redeem his, her or its Ordinary Shares in connection with a shareholder vote sought to amend this Agreement), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.

(d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery, by electronic mail or by facsimile transmission:

if to the Trustee, to:

Odyssey Transfer and Trust Company
2155 Woodlane Drive, Suite 100
Woodbury, MN 55125
Attn: Client Services
Email: clientsus@odysseytrust.com

if to the SPAC Parties, to:

Rice Acquisition Corporation 3

102 East Main Street, Second Story

Carnegie, Pennsylvania 15106

Email: kyle@riceinvestmentgroup.com

in each case, with copies to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attn: Matthew R. Pacey, P.C. and Lanchi Huynh

Email: matt.pacey@kirkland.com; lanchi.huynh@kirkland.com

and

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Attn: [●]

Email: [●]

and

Jefferies LLC

520 Madison Avenue

New York, NY 10022

Attn: [●]

Email: [●]

and

Vinson & Elkins L.L.P.

1114 Sixth Avenue, 32nd Floor

New York, New York 10036

Attn: E. Ramey Layne and Stancell Haigwood

Email: rlayne@velaw.com; shaigwood@velaw.com

(f) Each of the Company, Opco and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(g)   This Agreement is the joint product of the Trustee and the SPAC Parties and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(h)   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(i) Each of the SPAC Parties and the Trustee hereby acknowledges and agrees that the Representatives are third-party beneficiaries of this Agreement.

(j) Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity without the prior written consent of the other party.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

Odyssey Transfer and Trust Company, as Trustee

By:
Name:
Title:

Rice Acquisition Corporation 3

By:
	Name:	J. Kyle Derham
	Title:	Chief Executive Officer

Rice Acquisition Holdings 3 LLC

By:
	Name:	J. Kyle Derham
	Title:	Chief Executive Officer

[Signature Page to Investment Management Trust Agreement]

SCHEDULE A

Fee Schedule

Trust Agreement – one-time acceptance fee
Annual administrative fee
Disbursement/withdrawal processing fee (per payment)
Shareholder redemption processing fee (per redemption)
Liquidation of the trust
Asset management fee
Out of pocket expenses

EXHIBIT A

Rice Acquisition Corporation 3

Rice Acquisition Holdings 3 LLC

102 East Main Street, Second Story

Carnegie, Pennsylvania 15106

[Insert date]

Odyssey Transfer and Trust Company
2155 Woodlane Drive, Suite 100
Woodbury, MN 55125
Attn: Client Services

Re: Trust Account - Termination Letter

Dear [●]:

Pursuant to Section 1(i) of the Investment Management Trust Agreement by and among Rice Acquisition Corporation 3 (the “Company”), Rice Acquisition Holdings 3 LLC (“Opco”) and Odyssey Transfer and Trust Company (the “Trustee”), dated as of [●],(the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with [●] (the “Target Business”) to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with the Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least 72 hours in advance of the actual date (or such shorter time period as you may agree) of the consummation of the Business Combination (“Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds into the trust operating account to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that Barclays Capital Inc. and Jefferies LLC, as representatives of the several underwriters named therein (the “Representatives”) (with respect to the Deferred Discount, as provided in the Underwriting Agreement) and the SPAC Parties shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust operating account awaiting distribution, neither the SPAC Parties nor the Representatives will earn any interest.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated substantially, concurrently with your transfer of funds to the accounts as directed by the SPAC Parties (the “Notification”) and (ii) the SPAC Parties shall deliver to you (a) an affidavit or a certificate by the Company’s Chief Executive Officer or Chief Financial Officer, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) joint written instruction signed by the SPAC Parties and the Representatives with respect to the transfer of the funds held in the Trust Account, including payment of the Deferred Discount (as provided in the Underwriting Agreement) from the Trust Account (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the SPAC Parties in writing of the same and the SPAC Parties shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to Opco. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

A-1

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the SPAC Parties, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice as soon thereafter as possible.

Very truly yours,

Rice Acquisition Corporation 3

By:
Name:
Title:

Rice Acquisition Holdings 3 LLC

By:
Name:
Title:

Agreed and Acknowledged by:

Barclays Capital Inc.

By:
Name:
Title:

Jefferies LLC

By:
Name:
Title:

A-2

EXHIBIT B

Rice Acquisition Corporation 3

Rice Acquisition Holdings 3 LLC

102 East Main Street, Second Story

Carnegie, Pennsylvania 15106

[Insert date]

Odyssey Transfer and Trust Company
2155 Woodlane Drive, Suite 100
Woodbury, MN 55125
Attn: Client Services

Re: Trust Account - Termination Letter

Dear [●]:

Pursuant to Section 1(i) of the Investment Management Trust Agreement by and among Rice Acquisition Corporation 3 (the “Company”), Rice Acquisition Holdings 3 LLC (“Opco”) and Odyssey Transfer and Trust Company (the “Trustee”), dated as of [●], (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated memorandum and articles of association, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into the trust operating account to await distribution to the Public Shareholders. The SPAC Parties have selected [●] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the amended and restated memorandum and articles of association of the Company. Upon the distribution of all the funds, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

B-1

Very truly yours,

Rice Acquisition Corporation 3

By:
Name:
Title:

Rice Acquisition Holdings 3 LLC

By:
Name:
Title:

B-2

EXHIBIT C

Rice Acquisition Corporation 3

Rice Acquisition Holdings 3 LLC

102 East Main Street, Second Story

Carnegie, Pennsylvania 15106

[Insert date]

Odyssey Transfer and Trust Company
2155 Woodlane Drive, Suite 100
Woodbury, MN 55125
Attn: Client Services

Re: Trust Account - Tax Payment Withdrawal Instruction

Dear [●]:

Pursuant to Section 1(j) of the Investment Management Trust Agreement by and among Rice Acquisition Corporation 3 (the “Company”), Rice Acquisition Holdings 3 LLC (“Opco”) and Odyssey Transfer and Trust Company (the “Trustee”), dated as of [●], (the “Trust Agreement”), the SPAC Parties hereby request that you deliver to Opco $[●] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

Opco needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to Opco’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Rice Acquisition Corporation 3

By:
Name:
Title:

Rice Acquisition Holdings 3 LLC

By:
Name:
Title:

C-1

EXHIBIT D

Rice Acquisition Corporation 3

Rice Acquisition Holdings 3 LLC

102 East Main Street, Second Story

Carnegie, Pennsylvania 15106

[Insert date]

Odyssey Transfer and Trust Company
2155 Woodlane Drive, Suite 100
Woodbury, MN 55125
Attn: Client Services

Re: Trust Account - Shareholder Redemption Withdrawal Instruction

Dear [●]:

Pursuant to Section 1(k) of the Investment Management Trust Agreement by and among Rice Acquisition Corporation 3 (the “Company”), Rice Acquisition Holdings 3 LLC (“Opco”) and Odyssey Transfer and Trust Company (the “Trustee”), dated as of [●], (the “Trust Agreement”), the SPAC Parties hereby request that you deliver to the redeeming Public Shareholders on behalf of the Company $[●] of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The SPAC Parties need such funds to pay the Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the SPAC Parties’ obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Ordinary Shares if it does not complete its initial Business Combination within such time as is described in the Company’s amended and restated memorandum and articles of association or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Shareholders in accordance with your customary procedures.

Very truly yours,

Rice Acquisition Corporation 3

By:
Name:
Title:

Rice Acquisition Holdings 3 LLC

By:
Name:
Title:

D-1

EXHIBIT E

Rice Acquisition Corporation 3

Rice Acquisition Holdings 3 LLC

102 East Main Street, Second Story

Carnegie, Pennsylvania 15106

[Insert date]

Odyssey Transfer and Trust Company
2155 Woodlane Drive, Suite 100
Woodbury, MN 55125
Attn: Client Services

Re: Trust Account - Permitted Withdrawal Instruction

Dear [●]:

Pursuant to Section 1(l) of the Investment Management Trust Agreement by and among Rice Acquisition Corporation 3 (the “Company”), Rice Acquisition Holdings 3 LLC (“Opco”) and Odyssey Transfer and Trust Company (the “Trustee”), dated as of [●], (the “Trust Agreement”), the SPAC Parties hereby requests that you deliver to Opco $[●] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The SPAC Parties need such funds to fund its working capital requirements. For the current year ending December 31, 20[●], $[●] has been disbursed to date (including the amounts requested hereunder) pursuant to Section 1(l) of the Trust Agreement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to Opco’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Rice Acquisition Corporation 3

By:
Name:
Title:

Rice Acquisition Holdings 3 LLC

By:
Name:
Title:

E-1